CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim Enhanced Core Bond ETF

Supplement to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) for the above listed Fund:

Guggenheim Funds Investment Advisors, LLC (“GFIA”), the investment adviser to Claymore Exchange-Traded Fund Trust, is expected to close the Guggenheim Enhanced Core Bond ETF (the “Fund”) (NYSE Acra: GIY)  to new investment through creation activity effective the close of business March 7, 2014.  The Fund will be liquidated on or about March 14, 2014.  Shareholders of record of the Fund remaining on March 14, 2014 will receive cash at the net asset value of their shares as of such date, which will include any capital gains and dividends as of this date.  The Fund’s Board of Trustees has determined that closing the Fund is in the best interests of the Fund and the Fund’s shareholders.

March 7, 2014 will be the last day of trading in the Fund on the NYSE Arca, Inc. (the “NYSE Arca”).  The NYSE Arca will halt trading in the Fund before the open of trading on March 10, 2014.  From February 24, 2014 through March 14, 2014, the Fund will be in the process of closing down and liquidating its portfolio.  During this period, GFIA may not be able to manage the Fund to achieve its investment objective or pursuant to its normal investment policies.  If the Fund experiences additional redemptions prior to liquidating its portfolio, GFIA also may not be able to manage the Fund to achieve its normal investment objective or pursuant to its investment policies.  In addition, the Fund will suspend its regular monthly dividend distribution scheduled to be paid on March 7, 2014 in anticipation of its liquidating distribution on or about March 14, 2014.   The Fund believes that suspending this distribution will allow the Fund to minimize its expenses in the period leading up to its liquidation, which should maximize the amount available to be distributed to shareholders in the liquidating distribution.

Shareholders may sell their holdings prior to March 7, 2014, incurring a transaction fee from their broker-dealer.  From March 7, 2014 through March 14, 2014, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Fund.  All shareholders remaining on March 14, 2014 will receive cash at the net asset value (“NAV”) of their shares as of March 14, 2014, which will include any accrued capital gains and dividends.  While Fund shareholders remaining on March 14, 2014 will not incur transaction fees, the NAV of the Fund will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares.  The liquidation of your shares may be treated as a taxable event.  Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-800-345-7999 for additional information.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

February 11, 2014	ETF-GIY-SUP